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                                                                   Exhibit 10.20



                      THIRD AMENDMENT TO INTERIM LOAN AND
                               SECURITY AGREEMENT

         THIRD AMENDMENT, dated as of March 31, 1995 (this "Third Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and (ii) DVI FINANCIAL SERVICES, INC., a Delaware corporation (the"Borrower") to the Existing Agreement referred to below.


                                    RECITALS

                 The Borrower and the Lender are parties to that certain Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as heretofore amended, the "Existing Agreement"; as amended by this Third Amendment, the "Agreement").

                 Under the Existing Agreement, the Lender provides interim financing from time to time to provide interim funding for leases of equipment for inclusion in a Trust, which leases and equipment are pledged to secure the Advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such Advances.

                 The Borrower and the Lender desire to amend the Existing Agreement to additionally provide for the making of a Special Advance (as defined below) to the Borrower secured by the Borrower's interest in the Class C Note (as defined below) and in the Residual Interest (as defined below), each of which evidences a percentage interest in distributions with respect to certain asset-backed trusts as more particularly described herein.

                 Accordingly, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

                 SECTION 1. Recitals. The Recitals are hereby amended by adding the following paragraph after the fourth recital therein:

                          "WHEREAS, The Lender has additionally agreed, subject
to the terms and conditions contained herein, to provide a Special Advance (as defined below) secured by the Borrower's interest in the Class C Note (as defined below) and in the Residual Interest (as defined below), each of which evidences a percentage interest in distributions with respect to certain asset-backed trusts as more particularly described herein."

                 SECTION 2. The Advances. Section 1 of the Existing Agreement is hereby amended by:

                 (a) deleting the phrase "(each an 'Advance' and, collectively, 'Advances')" at the end of the first sentence thereof and by replacing in lieu thereof the phrase "(each an 'Advance' and, collectively, 'Advances'; provided, that Advances shall also include the Special Advance)".


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                 (b)  deleting subsection (i) thereof and replacing in lieu thereof the following subsection (i):

                          "(i) after the making of such Advance, the outstanding principal amount of the aggregate of all Advances will not exceed the sum of (A) the lesser of (1) 90% of the present value of the then remaining payments under the Contracts pledged to the Lender hereunder, discounted at the Discount Rate, as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), and (2) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts held as Collateral, 90% of the aggregate market value of the Contracts so held as Collateral, as such market value is determined by the Lender on any reasonable basis, and (B) 80% of the value of the Class C Note and the Retained Interest, each as determined by the Lender in its sole discretion, which value may be zero (except to the extent that the Lender has received actual payments in respect thereof) (such sum the 'Collateral Requirement'); and"

                 SECTION 3. Terms and Conditions for All Advances. Section
2(k) of the Existing Agreement is hereby amended by deleting it in its entirety and replacing in lieu thereof the following Section 2(k):

                          "(k) If at any time the aggregate outstanding principal amount of all Advances exceeds the Collateral Requirement, as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), the Borrower shall, no later than one business day after receipt of notice of such excess, either prepay such Advances (together with interest thereon) in part or in whole or pledge additional Collateral (as hereinafter defined) to the Lender, such that after giving effect to such prepayment or pledge the unpaid principal amount of such Advances does not exceed the Collateral Requirement."

                 SECTION 4. Special Advance. The Existing Agreement is hereby amended by adding the following Section 2A after Section 2 therein:

                 "Section 2A. Special Advance.

                 (a) Subject to the terms of this Agreement, the Lender agrees to make an Advance to the Borrower on March 31, 1995 (such Advance, the 'Special Advance') in the principal amount of $3,500,000; provided, that the conditions precedent in Section 2A(b) hereof have been satisfied.

                 (b) The following are conditions precedent to the making of the Special Advance:





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                          (i) the representations and warranties of the
         Borrower in Section 5 and Section 2A(d) hereof, shall be true and correct on and as of such date as if made on and as of such date;

                          (ii) no Default or Event of Default shall have occurred and be continuing or would exist after the making of the Special Advance on such date; and

                          (iii) the Lender shall have received the following documents, all of which shall be in form and substance satisfactory to the Lender (A) a written request for a Borrowing from the Borrower, listing the principal amount of the Special Advance, the business day on which such Special Advance is to be made, and addressing the matters in Section (b)(i) and (ii) hereof, (B) confirmation from the Custodian, stating that the Custodian is holding the Class C Note as custodian for, and bailee of the Lender for the exclusive use and benefit of the Lender, and that the Custodian will make disposition thereof only in accordance with the written instructions furnished by the Lender, (C) an Assignment and Agreement, in form and substance satisfactory to the Lender, duly executed and delivered by DVI Receivables and the Borrower, (D) a financing statement on Form UCC-1, evidencing the Borrower's grant of the security interest in the Class C Note and the Residual Interest to the Lender hereunder, (E) the legal opinion of counsel for the Borrower, in form and substance satisfactory to the Lender, and (F) the consent in writing of the Guarantor to the making of the Special Advance.

                 (c) In connection with the making of the Special Advance, the Borrower hereby pledges and grants a security interest in all of its respective right, title and interest in and to the Class C Note and the Residual Interest to the Lender to secure the repayment of the Secured Obligations. The Borrower agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder.

                 (d) The Borrower represents and warrants to the Lender that:

                          (i) the Class C Note and the Residual Interest are properly described herein, the Class C Note have been duly and validly issued and is outstanding on the Funding Date, and the Residual Interest is in full force and effect on the Funding Date;

                          (ii) the Class C Note has been transferred to the Borrower and the Residual Interest has been assigned to the Borrower pursuant to the Assignment and Agreement in payment of the dividend authorized by the resolution of DVI Receivables Corp. dated the date hereof;

                          (iii) the Borrower is currently the record and beneficial owner of, and has good and marketable title to, the Class C Note and the Residual Interest, and upon receipt by the Custodian of the Class C Note and the filing of the financing statement required by
         Section 2A(b)(iii) hereof, the provisions of this Agreement are sufficient to create in favor of the Lender, a fully perfected first-priority security interest in and to the Class C Note and the Residual Interest, and the Class C Note and the Residual





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         Interest are free, clear and unencumbered by any security interests in favor of any person or entity other than the Lender; and

                          (iv) all requirements for transfer to the Borrower of the Class C Note and the assignment to the Borrower of the Residual Interest contained in the Indentures have been satisfied.

                 (e) The Borrower hereby covenants that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Class C Note or the Residual Interest, or offer to do any of the foregoing, or create, incur or permit to exist any lien, security interest or option in favor of, or any claim of any person or entity with respect to, the Class C Note or the Residual Interest, or any interest therein, and it will defend the right, title and interest of the Lender in and to the Class C Note or the Residual Interest against the claims and demands of all persons or entities whomsoever.

                 (f) Notwithstanding anything herein to the contrary, the Special Advance shall bear interest from March 31, 1995 to but excluding the Special Advance Maturity Date at a rate per annum equal to LIBOR plus 1.50% and thereafter at a rate per annum equal to LIBOR plus 3.50%,

                 (g) Notwithstanding anything herein to the contrary, the Special Advance shall mature on June 30, 1995 (the 'Special Advance Maturity Date')."

                 SECTION 5. Secured Obligations. Section 4 of the Existing Agreement is hereby amended by adding the following phrase prior to the phrase "all books and records" in the eighth line thereof:

                          "the Class C Note, the Residual Interest,"

                 SECTION 6. Events of Default. Section 13 of the Existing Agreement is hereby amended by deleting the word "and" at the end of subsection
(h) thereof, by replacing the "." at the end of subsection (i) thereof with "; and", and by adding the following subsection (j) at the end thereof:

                          "(j) Any of the Class C Note, the Residual
         Interest or the Indentures cease to be in full force and effect, or any party to the Indentures so asserts in writing, or the Borrower fails to comply with any provision of Section 2A(e)."

                 SECTION 7. Certain Definitions. Section 22 of the Existing Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                          "'Class C Note' means the DVI Receivables Corp. 7.13% Asset-Backed Note, Series 1994-A, Class C, together with all securities, certificates, payments, distributions, exchanges, options or other rights of any nature whatsoever which may be issued or granted to the Borrower in respect of the same while the Agreement is in effect.





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                          'Indentures' means the collective reference to (i)
         the Indenture, Series 1994-A, dated as of June 30, 1994, between DVI Receivables Corp., as Issuer, and Bankers Trust Company, as Trustee, and (ii) the Indenture, Series 1995-A, dated as of March 15, 1995, between the same parties, each as may be amended, supplemented or otherwise modified from time to time.

                          'Residual Interest' means all of the Borrower's
rights, assigned to it by DVI Receivables Corp., to receive funds under Section 3.04(b)(viii) of that certain Indenture, Series 1995-A, dated as of March 15, 1995, between DVI Receivables Corp. and the Trustee, and all rights incident thereto.

                          'Special Advance' - Section 2A(a).

                          'Special Advance Maturity Date' - Section 2A(g)."

                 SECTION 8. Conditions Precedent. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                 (a) this Third Amendment, executed and delivered by a duly authorized officer of the Borrower and the Guarantor;

                 (b) a certificate of the Borrower and the Guarantor in respect of each of the officers who is authorized to sign on its behalf this Third Amendment;

                 (c) such other documents as the Lender may reasonably request.

                 SECTION 9. Limited Effect. Except as expressly amended and modified by this Third Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                 SECTION 10. Definitions in Existing Agreement. Unless otherwise defined in this Third Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

                 SECTION 11. Counterparts. This Third Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                 SECTION 12. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the law of the State of New York.





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                 IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


Borrower:                                     DVI FINANCIAL SERVICES, INC.


                                              By: /s/ Tuan A. Pham
                                                 ---------------------------
                                              Name: Tuan A. Pham
                                              Title: Vice President


Lender:                                       PRUDENTIAL SECURITIES REALTY
                                               FUNDING CORPORATION


                                              By: /s/ William J. Horan
                                                 ---------------------------
                                              Name: William J. Horan
                                              Title: Treasure


CONSENTED TO:

DVI INC.


By: /s/ David L. Higgins
   ---------------------------
  Name: David L. Higgins
  Title: President